UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004

SEARS, ROEBUCK AND CO. (Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois (Address of principal executive offices)		60179 (Zip code)
Registrant's telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -	Corporate Governance and Management
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 29, 2004, Hugh B. Price resigned as a director of the Registrant. Mr. Price did not indicate that he resigned because of a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS, ROEBUCK AND CO.
	By:	/s/ Michael J. Graham
Michael J. Graham Vice President and Controller
Date: November 4, 2004

2